UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

MISSION PRODUCE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39561	95-3847744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification No.)

2710 Camino del Sol, Oxnard, California	93030
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (805) 981-3650

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVO	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 14, 2021, the Board of Directors of Mission Produce, Inc. (the “Company”) appointed Shaunte Mears-Watkins to the Board of Directors as an independent Class II director with a term expiring at the Company’s 2022 Annual Meeting of Stockholders, effective immediately. In connection with this appointment, the Board of Directors also increased the size of the Board of Directors from eight to nine directors.

Ms. Mears-Watkins has served as the Chief Commercial Officer of Clif Bar & Company, a leading maker of energy and nutrition foods, since June 2021. Previously, Ms. Mears-Watkins held increasingly senior roles in marketing, sales, and strategy at The Clorox Company (NYSE: CLX), a global manufacturer and marketer of household goods, food, pet care, and commercial cleaning products, from 2005 to 2008 and again from 2009 to 2021. From 2008 to 2009, Ms. Mears-Watkins was a Global Category Manager at Bare Escentuals Beauty, Inc. (NASDAQ: BARE), a retail cosmetics and personal care company. Ms. Mears-Watkins has served as a director for the Alameda County Community Food Bank since November 2021.

Ms. Mears-Watkins received a Bachelor of Arts degree from Stanford University and a Master of Business Administration degree from Harvard Business School.

Ms. Mears-Watkins will receive compensation for her service on the Board of Directors consistent with the Company’s Non-Employee Director Compensation Program filed as Exhibit 10.4 to the Company’s Form S-1 filed on September 4, 2020. The Company also expects to enter into its standard indemnification agreement for directors with Ms. Mears-Watkins, the form of which was filed as Exhibit 10.7 to the Company’s Form S-1 filed on September 4, 2020.

Ms. Mears-Watkins was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between the Company and Ms. Mears-Watkins that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Ms. Mears-Watkins to the Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release dated December 15, 2021

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION PRODUCE, INC.

Date: December 15, 2021	/s/ Stephen J. Barnard
Stephen J. Barnard
President and Chief Executive Officer